As filed with the Securities and Exchange Commission on August 14, 2001

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]                         Check the appropriate box:
Filed by a Party other than the Registrant [ ]      [ ] Preliminary Proxy Statement
                                                    [X] Definitive Proxy Statement
                                                    [ ] Definitive Additional Materials
                                                    [ ] Soliciting Material Pursuant to
                                                        Rule 14a-11(c) or Rule 14a-12


                             ROYCE FOCUS TRUST, INC.
            --------------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                  SAME AS ABOVE
            --------------------------------------------------------
                     (NAME OF PERSON FILING PROXY STATEMENT)


Payment of filing fee (Check the appropriate box):

      [X] No fee required.

      [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
          0-11.

      (1) Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

      (2) Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1 (Set forth the amount on which the filing fee is calculated and state how it was determined.)

          ----------------------------------------------------------------------

      (4) Proposed maximum aggregate value of transaction:


          [ ] Check box if any part of the fee is offset as provided by Exchange
              Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1) Amount Previously Paid:

          ----------------------------------------------------------------------

      (2) Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

      (3) Filing Party:

          ----------------------------------------------------------------------

      (4) Date Filed:

          ----------------------------------------------------------------------

Dear Royce Focus Trust Shareholder:

For the past year, we have been looking for the right corporate partner, one that would allow us to manage The Royce Funds in the years ahead with the same approach that shareholders have known for the past almost 30 years.

We are pleased to announce that we have found that partner in Legg Mason, Inc., a public company listed on the New York Stock Exchange (Symbol: LM). Legg Mason has agreed to purchase the business of Royce & Associates, Inc. ("R&A"), the Investment Adviser to The Royce Funds. R&A will become a wholly owned subsidiary of Legg Mason and is expected to retain day-to-day operating autonomy.

Legg Mason, Inc., headquartered in Baltimore, is a holding company that provides asset management, securities brokerage, investment banking and related financial services through its subsidiaries. As of June 30, 2001, Legg Mason's asset management subsidiaries had aggregate assets under management of $145.6 billion, including approximately $29.5 billion in proprietary mutual funds.

Our partnership with Legg Mason offers important benefits for all shareholders of The Royce Funds:

      o We expect to retain full autonomy over our investment process and to manage our portfolios in the same small-cap value style that you have come to appreciate.

      o Whitney George, Buzz Zaino, Charlie Dreifus and I will continue as Senior Portfolio Managers of R&A, and there is great incentive for us to provide high-quality investment management services to our client accounts.

      o The current Fund classes will retain their same management fee structure upon completion of the transaction; no additional levels of expenses will be added to the current Fund classes as a result of the transaction.

As a result of the transaction, The Royce Funds must obtain approval by the Funds' shareholders of new investment advisory agreements. Enclosed is a Proxy Statement giving further details and asking for your approval. We hope that you will read it carefully and vote promptly.

Please call Investor Services at 1-800-221-4268 with any questions.

As always, thank you for your continued support of our work. We look forward to serving you for many years to come.

Sincerely,

/s/ Charles M. Royce

Charles M. Royce

                       This page intentionally left blank

                              IMPORTANT INFORMATION

For Royce Focus Trust Shareholders

     Enclosed is a Proxy Statement for an up-coming shareholder meeting. While we encourage you to carefully read the full text of the enclosed Proxy Statement, here is a brief overview of matters to be voted on:

Q What am I being asked to vote "FOR" on this proxy?

A This proxy has two proposals:

     1. Approval of a new investment advisory agreement between the Fund and Royce & Associates, Inc. ("R&A"), on substantially similar terms as the current investment advisory agreement, but with R&A operating as a wholly-owned subsidiary of Legg Mason, Inc. (NYSE: LM);

     2.  Election of Directors of the Fund.

Q Why are we being asked to vote on a new investment advisory agreement?

A R&A has agreed to be acquired by Legg Mason. That transaction will terminate the current investment advisory agreement between the Fund and R&A. The transaction cannot be completed unless a number of conditions are met. One condition is that the shareholders of all but our smallest funds must approve the proposed new investment advisory agreements. As a result, you are being asked to vote on the new investment advisory agreement with R&A, operating under its new ownership.

Q Why are you selling the firm?

A We wanted to ensure that R&A would be in a position to continue to provide well into the future the same level of Fund investment management as it has for the past almost 30 years.

Q Will this change the advisory fees on my fund?

A No. The new investment advisory agreement provides for advisory fees payable to R&A at the same rates contained in the current advisory agreement.

Q Will the portfolio management team change as a result of the transaction?

A No. The current portfolio management team is expected to remain in place upon completion of the transaction, and Chuck Royce, Whitney George and Buzz Zaino have each signed a five-year employment agreement.



                                      (i)

Q How does the Board of Directors recommend shareholders vote on these proposals?

A The Board of Directors has unanimously recommended that shareholders vote "FOR" each of the proposals. The Board believes that R&A's proposed acquisition by Legg Mason is in the best interests of the Fund and its shareholders.

Q How can I vote my proxy?

A For your convenience, there are several ways you can vote:

     o   By mail: vote, sign and return the enclosed proxy card
     o   By telephone: 877-779-8683
     o   By internet: www.eproxyvote.com/fund (for Common Stock)
                      www.eproxyvote.com/rgl.pr (for 7.45% Cumulative
                        Preferred Stock)
     o In person: September 14, 2001, 11:00 a.m., 1414 Avenue of the Americas, New York, NY 10019

     See your proxy card for specific instructions on how to vote via telephone or the internet.

     It is important that you vote your proxy promptly.




                                      (ii)

                             ROYCE FOCUS TRUST, INC.

                           1414 Avenue of the Americas
                               New York, NY 10019

                               -------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                               -------------------

                        TO BE HELD ON SEPTEMBER 14, 2001

To the Stockholders of:

ROYCE FOCUS TRUST, INC.

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of ROYCE FOCUS TRUST, INC. (the "Fund") will be held at the offices of the Fund, 1414 Avenue of the Americas, New York, New York 10019 on Friday, September 14, 2001, at 11:00 a.m. (Eastern time) for the following purposes:

     1. To consider and act upon the proposed Investment Advisory Agreement for the Fund;

     2. To elect a Board of eight Directors of the Fund to hold office until the next Annual Meeting of Stockholders and until their successors have been duly elected and qualified or until their earlier resignation or removal:

         (i) six Directors to be elected by the holders of the Fund's Common Stock and its 7.45% Cumulative Preferred Stock (the "Preferred Stock") voting together as a single class, and

         (ii) two Directors to be elected only by the holders of the Fund's Preferred Stock voting as a separate class; and

     3. To transact such other business as may properly come before the Meeting or any adjournment thereof.

     If you have any questions regarding Proposal 1 or 2 or need assistance in voting, please contact our proxy firm, Georgeson Shareholder Communications, Inc., at 1-888-854-7805.

     The Board of Directors of the Fund has set the close of business on August 3, 2001 as the record date for determining those stockholders entitled to vote at the Meeting or any adjournment thereof, and only holders of record at the close of business on that day will be entitled to vote.

     A complete list of the stockholders of the Fund entitled to vote at the Meeting will be available and open to the examination of any stockholder of the Fund for any purpose relevant to the Meeting during ordinary business hours from and after August 31, 2001, at the office of the Fund, 1414 Avenue of the Americas, New York, New York.

     The Fund's Annual Report to Stockholders for the year ended December 31, 2000 was previously mailed to its stockholders, and copies are available upon request, without charge, by writing to the Fund at 1414 Avenue of the Americas, New York, New York 10019 or calling toll free at 1-800-221-4268.

                                    IMPORTANT

     To save the Fund the expense of additional proxy solicitation, please mark your instructions on the enclosed Proxy, date and sign it and return it in the enclosed envelope (which requires no postage if mailed in the United States), even if you expect to be present at the Meeting. You have been provided with the opportunity on your proxy card or voting instruction form to give voting instructions via telephone or the Internet, and you are encouraged to take advantage of these prompt and efficient voting options. The accompanying Proxy is solicited on behalf of the Board of Directors, is revocable and will not affect your right to vote in person in the event that you attend the Meeting.

                                       By order of the Board of Directors,

                                       Andrew S. Novak
                                       Secretary of Royce Focus Trust, Inc.





August 8, 2001

                                 PROXY STATEMENT

                             ROYCE FOCUS TRUST, INC.
                           1414 Avenue of the Americas
                               New York, NY 10019

                         ANNUAL MEETING OF STOCKHOLDERS
                               September 14, 2001

                                  INTRODUCTION

     The enclosed Proxy is solicited on behalf of the Board of Directors for use at the Annual Meeting of Stockholders (the "Meeting") of Royce Focus Trust, Inc. (the "Fund"), to be held at the offices of the Fund, 1414 Avenue of the Americas, New York, New York 10019, on Friday, September 14, 2001, at 11:00 a.m. (Eastern time) and at any adjournments thereof. The approximate mailing date of this Proxy Statement is August 13, 2001.

     All properly executed Proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, Proxies will be voted:

     1. "FOR" the approval of the proposed Investment Advisory Agreement for the Fund; and

     2.  "FOR" the election of the Director nominees of the Fund.

     You may revoke your Proxy at any time before it is exercised by sending written instructions to the Secretary of the Fund at the Fund's address indicated above or by filing a new Proxy with a later date, and any stockholder attending the Meeting may vote in person, whether or not he or she has previously filed a Proxy.

     The Board of Directors of the Fund has set the close of business on August 3, 2001 as the record date (the "Record Date") for determining those stockholders entitled to vote at the Meeting or any adjournment thereof, and only holders of record at the close of business on that day will be entitled to vote. Stockholders on the Record Date will be entitled to one vote for each outstanding share of Common Stock and 7.45% Cumulative Preferred Stock (the "Preferred Stock," and together with the Common Stock, "Stock" or "shares") held (proportional voting rights for fractional shares held), with no shares having cumulative voting rights.

     As of the Record Date, there were 8,998,904 shares of Common Stock and 800,000 shares of Preferred Stock of the Fund outstanding. The following persons were known to the Fund to be beneficial owners or owners of record of 5% or more of its outstanding shares of Common Stock or Preferred Stock as of the Record Date:



                                   Class          Amount and        Percent of
Name and Address of Owner         of Stock   Nature of Ownership       Class
-------------------------         --------   -------------------       -----
Charles M. Royce                   Common    964,412 shares--         10.72%
1414 Avenue of the Americas                  Beneficial (sole
New York, NY 10019                           voting and
                                             investment power)
Wachovia Corporation               Common    461,884 shares--          5.13%
100 North Main Street                        Beneficial (sole
Winston Salem, NC 27150                      voting and
                                             investment power)
Yale University                    Common    2,780,520 shares--       30.90%
230 Prospect Street                          Beneficial (sole
New Haven, CT 06511-2107                     voting and
                                             investment power)
Cede & Co.*                        Common    8,300,874 shares--       92.24%
Depository Trust Company                     Record*
P.O. Box #20                     Preferred   787,099 shares--         98.39%
Bowling Green Station                        Record*
New York, NY 10028
----------------
* Shares held by brokerage firms, banks and other financial intermediaries on behalf of beneficial owners are registered in the name of Cede & Co.

     The Board of Directors knows of no business other than that mentioned in Proposals 1 and 2 of the Notice of Meeting that will be presented for consideration at the Meeting. If any other matter is properly presented at the Meeting or any adjournment thereof, it is the intention of the persons named on the enclosed proxy card to vote in accordance with their best judgment.

                   SUMMARY OF VOTING RIGHTS ON PROXY PROPOSALS
--------------------------------------------------------------------------------
 Proposal                   Common Stockholders     Preferred Stockholders
--------------------------------------------------------------------------------
 Proposal 1: Approval or   Common and Preferred     Common and Preferred
 Disapproval of New        Stockholders, voting     Stockholders, voting
 Investment Advisory       together as a single     together as a single
 Agreement                 class                    class
--------------------------------------------------------------------------------
 Proposal 2: Election of   Common and Preferred     Preferred Stockholders,
 Directors                 Stockholders, voting     voting as a separate
                           together as a single     class, elect two
                           class, elect six         additional Directors
                           Directors
--------------------------------------------------------------------------------

                       PROPOSAL 1: APPROVAL OR DISAPPROVAL
                    OF THE NEW INVESTMENT ADVISORY AGREEMENT

     On July 18, 2001, Royce & Associates, Inc. ("R&A"), the Fund's investment adviser, and Legg Mason, Inc. ("Legg Mason") announced that they, R&A's shareholders and Royce Management Company had entered into a Stock Purchase Agreement (the "Stock Purchase Agreement"), pursuant to which R&A will be acquired by, and become a wholly-owned subsidiary of, Legg Mason (the "Transaction"). Legg Mason is a publicly-held financial services company primarily engaged in providing asset management, securities brokerage, investment banking and related services through its subsidiaries. Under the Investment Company Act of 1940, as amended (the "Investment Company Act"), completion of the Transaction will result in the automatic termination of the current investment advisory agreement between R&A and the Fund (the "Current Investment Advisory Agreement"). Additionally, a condition to the completion of the Transaction is that the Fund approve a new investment advisory agreement to become effective upon completion of the Transaction. This Proposal seeks the approval of the Fund's stockholders of a new investment advisory agreement between R&A and the Fund (the "New Investment Advisory Agreement") to replace the Current Investment Advisory Agreement.

     R&A has served as the Fund's investment adviser since November 1, 1996 and has managed the investment policies and made investment decisions for the Fund pursuant to the Current Investment Advisory Agreement. The Current Investment Advisory Agreement, dated October 31, 1996, was last submitted for stockholder approval on August 29, 1996 in order to approve R&A as the new investment adviser to the Fund. On April 11, 2000 and again on April 25, 2001, the Directors of the Fund approved the continuance of the Current Investment Advisory Agreement for an additional year.

Information Concerning R&A

     R&A, a New York corporation, is an independent investment advisory firm established in 1967. R&A is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. R&A's shareholders are Charles M. Royce and trusts primarily for the benefit of his children. Mr. Royce owns all of R&A's voting shares, and the trusts and Mr. Royce own all of its non-voting shares. Mr. Royce is R&A's sole director, and his principal occupation is Chief Executive Officer and Chief Investment Officer of R&A. As of June 30, 2001, R&A managed approximately $5.3 billion in assets for the Fund and other registered investment companies advised and sponsored by R&A (the "Royce Funds") and other client accounts. Substantially all of R&A's client accounts are managed in small- and micro-cap investment products. R&A's and Mr. Royce's address is 1414 Avenue of the Americas, New York, New York 10019.

Information Concerning Legg Mason

     Tracing its roots to a predecessor company founded in 1899, Legg Mason, through its subsidiaries, is principally engaged in providing asset management, securities brokerage, investment banking and related financial services to individuals, institutions, corporations and municipalities. Shares of Legg Mason common stock are listed and traded on the New York Stock Exchange (symbol: LM). As of June 30, 2001, Legg Mason's asset management subsidiaries had approximately $145.6 billion in assets under management, including approximately $29.5 billion in proprietary mutual funds and excluding $1.2 billion in proprietary mutual funds sub-advised by third parties. For the fiscal year ended March 31, 2001, investment advisory and related fees represented approximately 48.1% of the consolidated revenues of Legg Mason and its subsidiaries. Exhibit A to this Proxy Statement sets forth the name, title and principal occupation of each principal executive officer and each director of Legg Mason. Legg Mason's principal office is located at 100 Light Street, Baltimore, Maryland 21202. Additional information about Legg Mason, including a copy of its 2001 Annual Report, is available on the firm's website: www.leggmason.com.

The Transaction

     To effect the Transaction, R&A, Legg Mason, R&A's shareholders and Royce Management Company entered into the Stock Purchase Agreement, pursuant to which Legg Mason has agreed to purchase all of R&A's outstanding capital stock for a total purchase price of up to $215 million, of which $115 million will be paid to R&A's shareholders upon completion of the Transaction and up to $100 million may be paid to them in the future based upon the level of the gross revenues of R&A and its subsidiaries during the six years following the Transaction. Up to 50% of such consideration may be paid to R&A's shareholders in shares of Legg Mason's common stock. The Transaction is anticipated to be completed on or about October 1, 2001, and will result in the automatic termination of the Current Investment Advisory Agreement pursuant to the Investment Company Act.

     Completion of the Transaction is subject to the satisfaction (or waiver) of a number of closing conditions, including (i) R&A having obtained Board of Director approval of the New Investment Advisory Agreement, (ii) R&A having obtained stockholder approval of the New Investment Advisory Agreement, (iii) R&A having obtained client consents from investment company and other clients of R&A representing specified percentages of R&A's total assets under management as of a specified base date and (iv) the parties to the Transaction having obtained any necessary consents of governmental authorities to the completion of the Transaction.

     Because of the condition relating to stockholder approval of the New Investment Advisory Agreement, approval or disapproval by stockholders of a New Investment Advisory Agreement for the Fund, both alone and taken together with other clients' approvals or consents, could determine whether or not the Transaction is completed. However, even in the event the Transaction is not completed, the New Investment Advisory Agreement will nevertheless become effective if it has been approved by the Fund's stockholders. In the event that the Fund's stockholders do not approve the New Investment Advisory Agreement, the Fund will continue to operate under its Current Investment Advisory Agreement, and Fund management may adjourn the Fund's meeting with respect to Proposal 1 to permit further solicitation of proxies in favor of approval of the New Investment Advisory Agreement. In the event that Fund stockholders do not approve the New Investment Advisory Agreement at an adjourned meeting, the Fund's Board of Directors will consider the appropriate actions to take, including the possibility of again soliciting approval of the New Investment Advisory Agreement.

Effect of the Transaction on R&A and on the Current Investment Advisory
Agreement

     Following completion of the Transaction and approval of the New Investment Advisory Agreement, R&A will continue to serve as the Fund's investment adviser. As described below, Charles M. Royce currently serves as the President and Treasurer and a Director of the Fund, and is expected to continue to do so following completion of the Transaction, and to continue as R&A's Chief Executive Officer and/or Chief Investment Officer and as a member of its reconstituted Board of Directors during the term of his employment agreement described below. Legg Mason will control R&A and its subsidiaries following completion of the Transaction, and will have the power to elect and remove R&A's directors and officers (including Mr. Royce) in its sole discretion (subject to the terms of a Revenue Sharing Agreement (the "Revenue Sharing Agreement") entered into among Legg Mason, R&A, Mr. Royce and certain other R&A employees in connection with the Transaction and to the terms of employment agreements (collectively, the "Employment Agreements") described below). Notwithstanding this power, Legg Mason has informed R&A and the Fund's Board of Directors that Legg Mason expects R&A to continue its day-to-day operations with a substantial degree of operational autonomy during the five-year period following completion of the Transaction.

     Legg Mason has advised the Board of Directors that the Transaction is not expected to affect the portfolio management or day-to-day operation of the Fund. However, the Transaction will constitute an "assignment" of the Current Investment Advisory Agreement under the Investment Company Act, which will result in the automatic termination of the Current Investment Advisory Agreement upon completion of the Transaction. Accordingly, in order to ensure the continuity of management and advisory services provided to the Fund, the New Investment Advisory Agreement has been proposed for approval by a majority of the voting securities of the Fund (as defined in the Investment Company Act), cast at a meeting at which a quorum is present, prior to completion of the Transaction.

     The New Investment Advisory Agreement is substantially identical to the Current Investment Advisory Agreement (except with respect to the elimination of certain language relating to dual officers/employees, as described below). The services provided to the Fund by R&A after the Transaction are expected to be substantially similar to the services currently provided to the Fund by R&A. Legg Mason and R&A have further advised the Board of Directors that they believe that there will be no reduction in the quality of any of the services presently furnished by R&A. As described below, the proposed New Investment Advisory Agreement does not alter the rate of compensation presently payable to R&A by the Fund.

Certain Relationships and Interests of Fund Officers

     W. Whitney George and Jack E. Fockler, Jr., Vice Presidents of the Fund, are officers and employees of R&A, and John D. Diederich, Vice President of the Fund, will become an officer and employee of R&A upon completion of the Transaction. Messrs. Royce, George, Fockler and Diederich have entered into five-year Employment Agreements with R&A in connection with the Transaction, and Messrs. Royce, George and Diederich have entered into a five to six year Revenue Sharing Agreement with Legg Mason and R&A. The Employment Agreements will generally restrict an employee from competing with Legg Mason and its affiliates or soliciting clients or employees of Legg Mason and its affiliates for periods specified in such agreements. Messrs. George, Fockler and Diederich will receive substantial Transaction-based compensation from R&A upon completion of the Transaction, and their Employment Agreements provide for additional substantial Transaction-based compensation to be made to them if they remain employed by R&A for up to six years (in addition to their regular salaries and bonus payments).

     In addition, Messrs. Royce, George and Fockler and certain other R&A employees are also partners of Royce Management Company ("RMC"), a Connecticut general partnership and registered investment adviser that is the general partner of four private limited partnerships and the manager of a private limited liability company. These private funds had net assets of approximately $55.5 million as of June 30, 2001. As part of the Transaction, RMC will transfer substantially all of its assets and certain of its liabilities to a newly-organized limited liability company ("New RMC") that will be a subsidiary of R&A and continue RMC's business following the Transaction. Certain employees of R&A, including Messrs. Royce, George and Fockler, may be granted non-voting membership interests in New RMC pursuant to which they would participate in "carried interest" profit participations that New RMC may derive from such private funds following completion of the Transaction, with Messrs. Royce and George also potentially having the right to acquire New RMC's general partnership/manager interest in certain of such private funds upon the termination of their employment with R&A.

Directors' Consideration and Recommendation

     The Directors determined at meetings held on July 16 and 17, 2001 to approve the New Investment Advisory Agreement and recommend that the Fund's stockholders vote to approve it. In making their determination, the Directors considered a wide range of information of the type they regularly consider when determining whether to continue the Fund's advisory arrangements as in effect from year to year. In addition, the Directors gave particular consideration to matters relating to the possible effects of the Transaction on R&A and the Fund. In its consideration of the New Investment Advisory Agreement, the Board of Directors focused on information it had received relating to, among other things: (a) the nature, quality and extent of the advisory and other services to be provided to the Fund by R&A, (b) comparative data with respect to the advisory fees paid by other funds with similar investment objectives, (c) the operating expenses and expense ratio of the Fund compared to funds with similar investment objectives, (d) the performance of the Fund as compared to such comparable funds, (e) the relative profitability of the present arrangements and the proposed arrangements to R&A, (f) information about the services to be performed and the personnel performing such services under the Current Investment Advisory Agreement and the New Investment Advisory Agreement, (g) the general reputation and financial resources of Legg Mason, (h) compensation payable by the Fund to affiliates of R&A for other services, (i) R&A's practices regarding the selection and compensation of brokers that execute portfolio transactions for the Fund, and the brokers' provision of brokerage and research services to R&A, (j) the ability of R&A to continue providing investment advisory services of the same character and at least the same quality as provided prior to the Transaction, (k) assurances from R&A that it has no plans to change or discontinue existing arrangements under which it waives fees or bears expenses of the Fund, (l) potential effect on portfolio management or other Fund services due to new affiliations and (m) potential effect on Fund performance. The Board of Directors was advised by separate legal counsel in connection with its review of the investment advisory arrangements of the Fund.

     In addition, the Directors considered that the Stock Purchase Agreement provides that Legg Mason will (subject to certain qualifications) use its reasonable best efforts to assure compliance with the safe-harbor provided by
Section 15(f) of the Investment Company Act. Section 15(f) provides that a registered investment company's investment adviser or its affiliates can receive benefit or compensation in connection with a change of control of the investment adviser (e.g., the change of control of R&A as a result of the Transaction) if two conditions are satisfied. First, for three years after the change of control, at least 75% of the members of the board of any registered investment company advised by the adviser must consist of persons who are not "interested persons," as defined in the Investment Company Act, of the adviser. (The Director nominees, who, if elected, will assume office upon completion of the Transaction, will satisfy this condition.) Second, no "unfair burden" may be imposed on any such registered investment company as a result of the change of control transaction or any express or implied terms, conditions or understandings applicable to the transaction. "Unfair burden" means any arrangement, during the two years after the transaction, by which the investment adviser or any "interested person" of the adviser receives or is entitled to receive any compensation, directly or indirectly, from such investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any other person in connection with the purchase or sale of securities or other property to, from or on behalf of such investment company.

     After considering the factors stated above, the Board of Directors, including all of the Directors who are not "interested persons" of the Fund (the "Independent Directors") within the meaning of Section 2(a)(19) of the Investment Company Act, by unanimous vote, approved the New Investment Advisory Agreement. Further, the Board of Directors recommends that the Fund's stockholders vote to approve the New Investment Advisory Agreement.

Terms of the New Investment Advisory Agreement

     A form of the New Investment Advisory Agreement is set forth as Exhibit B. The New Investment Advisory Agreement contains substantially identical provisions as the Current Investment Advisory Agreement (except with respect to the elimination of certain language relating to dual officers/employees, as described below), and are summarized below. The fee rates under the New Investment Advisory Agreement are identical to the fee rates under the Current Investment Advisory Agreement.

     Under the New Investment Advisory Agreement (as is the case under the Current Investment Advisory Agreement), R&A (i) determines the composition of the Fund's portfolio, the nature and timing of the changes in it and the manner of implementing such changes, subject to any directions it may receive from the Board of Directors; (ii) provides the Fund with investment advisory, research and related services for the investment of its assets; and (iii) pays expenses incurred in performing its investment advisory duties under the New Investment Advisory Agreement.

     Under the New Investment Advisory Agreement (as is the case under the Current Investment Advisory Agreement), the Fund is responsible for determining the net asset value of its shares and for all of its other operations. The Fund pays all administrative and other costs and expenses attributable to its operations and transactions, including, without limitation, registrar, transfer agent and custodian fees; legal, administrative and clerical services; rent for office space and facilities; auditing; preparation, printing and distribution of its proxy statements, stockholders' reports and notices; supplies and postage; Federal and state registration fees; NASD and securities exchange listing fees and expenses; Federal, state, local and foreign taxes; non-affiliated Directors' fees; interest on its borrowings; brokerage commissions; and the cost of issue, sale and repurchase of its shares.

     Under the Current Investment Advisory Agreement, R&A is required to furnish, without expense to the Fund, the services of those of its executive officers and full-time employees who may be duly elected executive officers or Directors of the Fund and to pay the compensation and expenses of such persons. (Only a president, a treasurer or a vice president in charge of a principal business function is deemed to be an executive officer.) This provision has prevented one or more employees of the Fund, who perform Fund-related administrative services (for which the Fund is responsible under the Current Investment Advisory Agreement) and who are compensated by the Fund, from becoming officers/employees of R&A and from performing other services for R&A for which they would be compensated by R&A. Elimination of this language will allow such individuals to become such dual officers/employees without imposing any additional cost or expense on the Fund and without diminishing the services provided to the Fund.

Compensation and Expenses

     As described above, the rate of investment advisory compensation presently payable by the Fund under the Current Investment Advisory Agreement will remain the same under the proposed New Investment Advisory Agreement.

     As compensation for its services under the New Investment Advisory Agreement, R&A will continue to be entitled to receive a monthly investment advisory fee equal to 1/12 of 1% (1% on an annualized basis) of the average net assets of the Fund. (Because the investment advisory fee is a function of the Fund's net assets and not of its total assets, R&A will not receive any fee in respect of those assets of the Fund equal to the aggregate unpaid amount of any indebtedness of the Fund. R&A will receive a fee in respect of any assets of the Fund equal to the liquidation preferences of and any potential redemption premiums for the outstanding Preferred Stock.) The investment advisory fee is payable monthly.

     R&A has committed to voluntarily waive the portion of its investment advisory fee attributable to Preferred Stock for any month when the Fund's average annual net asset value total return since issuance of the Preferred Stock fails to exceed the Preferred Stock's dividend rate.

     For the fiscal year ended December 31, 2000, R&A received $542,043 in investment advisory fees from the Fund (net of any amounts waived by R&A) and waived $200,001 in investment advisory fees payable to it.

Payments to R&A, Legg Mason and their Affiliates

     For the year ended December 31, 2000, the Fund paid $167,182 in brokerage commissions, including $6,245 in brokerage commissions (3.74% of total brokerage commissions) paid to Legg Mason Wood Walker, Incorporated ("Legg Mason Wood Walker"), a subsidiary of Legg Mason. R&A and its affiliates received no commissions on execution of such portfolio security transactions.

     During the year ended December 31, 2000, the Fund engaged in no principal transactions with Legg Mason Wood Walker. After the Transaction, the Fund will not effect any principal transactions with Legg Mason Wood Walker and may engage in brokerage transactions with it only as permitted by Securities and Exchange Commission rules.

Information Relating to Other R&A-Advised Funds

     Exhibit C to this Proxy Statement sets forth information relating to the other registered investment companies for which R&A acts as investment adviser or investment sub-adviser.

Duration and Termination of the New Investment Advisory Agreement

     The New Investment Advisory Agreement will remain in effect until June 30, 2003, and from year to year thereafter if approved annually by (a) the vote of the Board of Directors, including a majority of Directors who are not parties to such contract or "interested persons" (as defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval, or (b) the vote of a majority of the outstanding voting securities (as defined in the Investment Company Act) of the Fund. The contract is not assignable, and may be terminated without penalty on 60 days' written notice by the vote of a majority of the shares of the Fund or by the vote of a majority of the Board of Directors or by R&A.

Vote Required

     A quorum consists of stockholders representing a majority of the shares of the Fund, entitled to vote, who are present in person or by proxy, and approval of the New Investment Advisory Agreement requires the approval of a majority of the outstanding voting securities of the Fund, which, under the Investment Company Act, is the vote of (i) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the Fund's shares are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

     Charles M. Royce has advised the Fund that he expects to vote the shares that he beneficially owns for approval of the New Investment Advisory Agreement.

     The Board of Directors recommends that the Fund's stockholders vote FOR approval of the New Investment Advisory Agreement.

                        PROPOSAL 2: ELECTION OF DIRECTORS

     Effective upon the completion of the Transaction described in Proposal 1 above, at the Meeting it is proposed that the Fund's stockholders elect eight Directors to hold office until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified or until their earlier resignation or removal. The holders of both Common Stock and Preferred Stock, voting together as a single class, are entitled to elect six directors. The holders of Preferred Stock, voting as a separate class, are entitled to elect the remaining two directors. The Board of Directors has nominated the following eight persons to continue as or become Directors of the Fund (as applicable) upon completion of the Transaction. Certain information concerning the Director nominees is set forth below. Each of these persons has agreed to serve if elected, and the Fund's management has no reason to believe that any of them will be unavailable for service as a Director. However, if any of them become unwilling or unable to serve, the persons named in the accompanying Proxy will vote for the election of such other persons, if any, as the Board of Directors may nominate. Notwithstanding the vote on the Director nominees named below, in the event that the Transaction is not completed, the vote of stockholders will count only for the re-election of the six individuals named below who are currently serving as Directors of the Fund.


 Name, Address, Principal Occupations              Positions   Director of
 During Past Five Years and                           With       the Fund      To Be
 Public Directorships of Nominee*        Age        the Fund      Since     Elected By
 --------------------------------        ---        --------      -----     ----------
 Charles M. Royce**                      61         Director,      1996       Common
   President, Managing Director (since            President and                 and
   April 1997), Secretary, Treasurer,               Treasurer                Preferred
   sole director and sole voting
   shareholder of R&A; Director,
   President and Treasurer of the Fund;
   Trustee, President and Treasurer of
   The Royce Fund ("TRF") (since 1982);
   Director, President and Treasurer of
   Royce Micro-Cap Trust, Inc. ("OTCM")
   (since September 1993) and Royce
   Value Trust, Inc. ("RVT") (since
   July 1986); Trustee, President and
   Treasurer of Royce Capital Fund
   ("RCF") (since December 1996);
   Secretary and sole director of Royce
   Fund Services, Inc. ("RFS"), a
   wholly-owned subsidiary of R&A and
   the distributor of TRF's shares; and
   managing general partner of RMC, a
   registered investment adviser.

 Donald R. Dwight                        70          Director      1998       Common
   President of Dwight Partners, Inc.,                                          and
   corporate communications                                                  Preferred
   consultants; Chairman of Newspapers
   of New England, Inc. (from 1982
   until March 1998), and now its
   Chairman Emeritus; Trustee of the
   registered investment companies
   constituting the Eaton Vance funds;
   prior experience includes having
   served as Lieutenant Governor of the
   Commonwealth of Massachusetts and as
   President and Publisher of
   Minneapolis Star and Tribune Company.

 Mark R. Fetting**                       46          Director       N/A       Common
   Executive Vice President of Legg                   Nominee                   and
   Mason; Division President and Senior                                      Preferred
   Officer, Prudential Financial Group,
   Inc. and related companies,
   including Fund Boards and consulting
   services to subsidiary companies
   (1991 to 2000); prior business
   experience includes Partner,
   Greenwich Associates and Vice
   President, T. Rowe Price Group, Inc.


                                       12

 Name, Address, Principal Occupations              Positions   Director of
 During Past Five Years and                           With       the Fund      To Be
 Public Directorships of Nominee*        Age        the Fund      Since     Elected By
 --------------------------------        ---        --------      -----     ----------
 Richard M. Galkin                       63          Director      1996       Common
   Private investor; prior business                                             and
   experience includes having served as                                      Preferred
   President of Richard M. Galkin
   Associates, Inc., telecommunications
   consultants, President of Manhattan
   Cable Television (a subsidiary of
   Time Inc.), President of Haverhills
   Inc. (another Time Inc. subsidiary),
   President of Rhode Island Cable
   Television and Senior Vice President
   of Satellite Television Corp. (a
   subsidiary of Comsat).

 Stephen L. Isaacs                       61          Director      1996      Preferred
   President of The Center for Health                                           only
   and Social Policy (since September
   1996) and President of Health Policy
   Associates, consultants; Director of
   Columbia University Development Law
   and Policy Program and a Professor
   at Columbia University until August
   1996.

 William L. Koke                         66          Director      1997       Common
   Financial planner with Shoreline                                             and
   Financial Consultants; prior                                              Preferred
   business experience includes having
   served as Director of Financial
   Relations of SONAT, Inc., Treasurer
   of Ward Foods, Inc. and President of
   CFC, Inc.



                                       13

 Name, Address, Principal Occupations              Positions   Director of
 During Past Five Years and                           With       the Fund      To Be
 Public Directorships of Nominee*        Age        the Fund      Since     Elected By
 --------------------------------        ---        --------      -----     ----------
 David L. Meister                        61          Director      1996      Preferred
   Chairman and Chief Executive Officer                                        only
   of The Tennis Channel since June
   2000; Chief Executive Officer of
   Seniorlife.com (from December 1999
   to May 2000); for seven years prior
   thereto, consultant to the
   communications industry; prior
   business experience includes having
   served as President of Financial
   News Network, Senior Vice President
   of HBO, President of Time-Life Films
   and Head of Broadcasting for Major
   League Baseball.

 G. Peter O'Brien                        55          Director       N/A       Common
   Trustee of Colgate University;                    Nominee                    and
   Director of Pinnacle Holdings, Inc.;                                      Preferred
   Director of Renaissance Capital
   Greenwich Funds; Vice President of
   Hill House, Inc.; Director/Trustee
   of certain Legg Mason retail funds;
   Managing Director/Equity Capital
   Markets Group of Merrill Lynch & Co.
   (from 1971 to 1999).

----------------

 * The address of Messrs. Royce, Dwight, Galkin, Isaacs, Koke, Meister and O'Brien is c/o Royce & Associates, Inc., 1414 Avenue of the Americas, New York, New York 10019. The address of Mr. Fetting is c/o Legg Mason, Inc., 100 Light Street, Baltimore, Maryland 21202.

** Is, or will become, an "interested person," as defined in the Investment
   Company Act, of the Fund.

Committee and Board of Directors Meetings

     During the year ended December 31, 2000, the Board of Directors held six meetings and the Audit Committee held two meetings. Each Director then in office attended 75% or more of the total number of meetings of the Board of Directors held during that year and, if a member, of the total number of meetings of the Audit Committee held during the period for which he served.

     There are no family relationships between any of the Fund's nominees or continuing Directors and officers.

     The Board of Directors has an Audit Committee, which consists of the Independent Directors. The current members of the Audit Committee are Donald R. Dwight, Richard M. Galkin, Stephen L. Isaacs, William L. Koke and David L. Meister. Mr. Galkin serves as Chairman of the Audit Committee. Although the Board of Directors does not have a standing compensation committee or a nominating committee, the Independent Directors review and nominate candidates to serve as Independent Directors. The Independent Directors generally will not consider nominees recommended by stockholders of the Fund. If elected at the Meeting, G. Peter O'Brien will become a member of the Audit Committee.

     The principal purposes of the Audit Committee are to: (i) recommend to the Board of Directors the selection, retention or termination of the Fund's independent auditors; (ii) review with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discuss with the independent auditors certain matters relating to the Fund's financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) ensure that the independent auditors submit on a periodic basis a formal written statement with respect to their independence, discuss with the independent auditors any relationships or services disclosed in the statement that may impact their objectivity and independence and recommend that the Board of Directors take appropriate action in response thereto to satisfy itself of the auditors' independence; and (v) consider the comments of the independent auditors and management's responses thereto with respect to the quality and adequacy of the Fund's accounting and financial reporting policies and practices and internal controls. The Board of Directors adopted an Audit Committee Charter for the Fund, attached as Exhibit D to this Proxy Statement, at a meeting held on April 11, 2000. The Committee also has (a) received written disclosures and the letter required by Independence Standards Board Standard No. 1 from Tait, Weller & Baker ("TW&B"), independent auditors for the Fund, and (b) discussed certain matters required to be discussed by Statements on Auditing Standards No. 61 with TW&B. The Committee has considered whether the provision of non-audit services by the Fund's independent auditors is compatible with maintaining the independence of those auditors.

     At its meeting held on February 12, 2001, the Audit Committee reviewed and discussed the audit of the Fund's financial statements with Fund management and TW&B. If any material concerns had arisen during the course of the audit and the preparation of the audited financial statements included in the Fund's Annual Report to Stockholders, the Audit Committee would have been notified by Fund management or TW&B. The Committee received no such notifications. Based on the foregoing, the Audit Committee recommended to the Board of Directors that the Fund's audited financial statements be included in the Fund's Annual Report to Stockholders for the year ended December 31, 2000.

Independent Auditors' Fees

     The Fund paid aggregate fees of $20,800 to TW&B for the year ended December 31, 2000 for professional services rendered for the audit of the Fund's annual financial statements, the review of financial statements included in the Fund's report to stockholders and the preparation of tax returns. The Fund paid aggregate fees of $6,000 to TW&B for professional services rendered for the preparation of reports to the rating agency that provides ratings for the Preferred Stock. TW&B did not provide any other professional services to the Fund, R&A or any entities affiliated with R&A for the year ended December 31, 2000. No representatives of TW&B will be present at the Meeting.

Compensation of Directors and Affiliated Persons

     Each Independent Director currently receives a base fee of $3,500 per year plus $250 for each meeting of the Board of Directors attended. For the year ended December 31, 2000, each of the Independent Directors received a base fee of $2,500 per year plus $250 for each meeting of the Board of Directors attended. No Director received remuneration for services as a Director for the year ended December 31, 2000 in addition to or in lieu of this standard arrangement.

     Set forth below is the aggregate compensation paid by the Fund and the total compensation paid by the Royce Funds to each Independent Director and affiliated person of the Fund for the year ended December 31, 2000.

                                               Pension or            Total
                                               Retirement      Compensation From
                              Aggregate     Benefits Accrued      the Fund and
                            Compensation    as Part of Fund    Other Royce Funds
Name                        From the Fund       Expenses       Paid to Directors
----                        -------------       --------       -----------------
Donald R. Dwight, Director    $3,750(1)           None             $61,750(1)
Richard M. Galkin,
  Director                     3,750              None              61,750
Stephen L. Isaacs,
  Director                     3,750              None              61,750
William L. Koke, Director      3,750              None              38,750
David L. Meister, Director     3,750              None              61,750
----------------
1 Includes $563 from the Fund ($9,187 from the Fund and other Royce Funds) deferred during 2000 at the election of Mr. Dwight under the Royce Funds' Deferred Compensation Plan for trustees/directors.

Officers of the Fund

     Officers of the Fund are elected each year by the Fund's Board of Directors. The following sets forth information concerning the Fund's officers:

                                                                   Officer of
Name and Principal Occupation                  Age      Office     Fund Since
-----------------------------                  ---      ------     ----------
Charles M. Royce                                61     President      1996
  President, Managing Director (since April               and
  1997), Secretary, Treasurer, sole                    Treasurer
  director and sole voting shareholder of
  R&A; Director, President and Treasurer of the Fund; Trustee, President and
  Treasurer of TRF (since 1982); Director,
  President and Treasurer of OTCM (since
  September 1993) and RVT (since July
  1986); Trustee, President and Treasurer
  of RCF (since December 1996); Secretary
  and sole director of RFS; and managing
  general partner of RMC.

John D. Diederich                               50       Vice         1997
 Vice President of the Fund; Vice President            President
 of RCF (since February 1996), of OTCM
 (since March 1997), and of RVT (since
 March 1997); Director of Administration of
 TRF (since April 1993); and President of
 RFS (since November 1995).

Jack E. Fockler, Jr.                            42       Vice         1996
 Managing Director (since April 1997) and              President
 Vice President of R&A, having been
 employed by R&A since October 1989; Vice
 President of the Fund (since October
 1996), of RCF (since December 1996) and of
 RVT, TRF and OTCM; Vice President of RFS;
 and general partner of RMC.

W. Whitney George                               42       Vice         1996
 Managing Director (since April 1997) and              President
 Vice President of R&A, having been
 employed by R&A since October 1991; Vice
 President of RCF (since December 1996), of the Fund (since October 1996) and of RVT,
 TRF and OTCM; and general partner of RMC.

                                                                   Officer of
Name and Principal Occupation                  Age      Office     Fund Since
-----------------------------                  ---      ------     ----------
Daniel A. O'Byrne                               38       Vice         1996
 Vice President of R&A, having been employed           President
 by R&A since October 1986; and Vice                     and
 President of the Fund (since October                  Assistant
 Assistant 1996), of RCF (since December               Secretary
 1996) and of RVT, TRF and OTCM.

Andrew S. Novak                                 33     Secretary      2001
 Secretary (since July 2001), Associate
 General Counsel and Chief Compliance
 Officer (since May 2001) of the Royce
 Funds and R&A; Vice President of Mitchell
 Hutchins Asset Management Inc. from August
 1997 to August 2000; attorney in private practice prior thereto.

Interested Persons

     Mr. Royce is an "interested person" of the Fund within the meaning of
Section 2(a)(19) of the Investment Company Act due to the positions he holds with R&A and its affiliates and/or due to his ownership of R&A's securities. If the Transaction is completed, Mr. Fetting will become an "interested person" due to the position he holds with Legg Mason.

Security Ownership

     As of the record date, the Fund's Directors, Director Nominees and officers beneficially owned no shares of Preferred Stock, and the following individuals owned shares of Common Stock:

                                          Number of             Percent of
          Name                             Shares              Common Stock
          ----                             -------             ------------
     Charles M. Royce                      964,412                 10.72%
     Donald R. Dwight                          529                   *
     Richard M. Galkin                       1,093                   *
     Stephen L. Isaacs                         653                   *
     William L. Koke                           530                   *
     John D. Diederich                       8,830                   *
     W. Whitney George                     185,273                 2.06%
     Daniel A. O'Byrne                       2,055                   *
----------------
* Less than 1%.

     Mr. Royce has sole voting power and sole investment power as to the shares beneficially owned by him. As of the record date, all Directors and officers of the Fund as a group (11 persons) beneficially owned 1,163,375 shares of the Fund's Common Stock, constituting 12.93% of the outstanding shares, and no shares of its Preferred Stock.

Vote Required

     A quorum consists of stockholders representing a majority of the outstanding shares of the Fund's Common Stock and/or Preferred Stock, as the case may be, entitled to vote, who are present in person or by proxy, and a plurality of all of the votes cast at a meeting at which a quorum is present is sufficient to elect a Director.

     The Board of Directors recommends that all stockholders vote FOR all Director nominees.

                             ADDITIONAL INFORMATION

Adjournment of Meeting; Other Matters

     In the event that sufficient votes in favor of either Proposal 1 or Proposal 2 in the Notice of Annual Meeting of Stockholders are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies for such Proposal. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal. They will vote against any such adjournment those proxies required to be voted against the Proposal.

     While the Meeting has been called to transact any business that may properly come before it, the Directors know of no other business than the matters stated in the Notice of Annual Meeting of Stockholders. However, if any additional matter properly comes before the Meeting and on all matters incidental to the conduct of the Meeting, it is the intention of the persons named in the enclosed Proxy to vote the Proxy in accordance with their judgment on such matters.

     The Fund has retained Georgeson Shareholder Communications, Inc., 17 State Street, New York, New York 10004, to aid in the solicitation of Proxies, at a cost of approximately $2,000 (plus reimbursement of out-of-pocket expenses), to be shared equally between R&A and Legg Mason in the event the Transaction is completed and to be borne solely by R&A in the event the Transaction is not completed. R&A and, if the Transaction is completed, Legg Mason will reimburse brokerage firms, custodians, nominees and fiduciaries for their expenses in forwarding Proxy material to the beneficial owners of the Fund's shares. Some officers and employees of the Fund, R&A and Georgeson Shareholder Communications, Inc. may solicit Proxies personally and by telephone, if deemed desirable. Stockholders vote at the Meeting by casting ballots (in person or by proxy) which are tabulated by one or two persons, appointed by the Board of Directors before the Meeting, who serve as Inspectors and Judges of Voting at the Meeting and who have executed an Inspectors and Judges Oath.

     The Fund expects that broker-dealer firms holding shares of the Fund in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each proposal before the Meeting. The Fund understands that, under the rules of the New York Stock Exchange, such broker-dealers may, without instructions from such customers and clients, grant authority to the proxies designated by the Fund to vote on the approval of the New Investment Advisory Agreement and the election of Directors if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. Certain broker-dealer firms may exercise discretion over shares held in their name for which no instructions are received by voting such shares in the same proportion as they have voted shares for which they have received instructions.

     The shares as to which the Proxies so designated are granted authority by broker-dealer firms to vote on the items to be considered at the Meeting, the shares as to which broker-dealer firms have declined to vote ("broker non-votes") and the shares as to which Proxies are returned by record stockholders but which are marked "abstain" on any item will be included in the Fund's tabulation of the total number of votes present for purposes of determining whether the necessary quorum of stockholders exists. However, abstentions and broker non-votes will not be counted as votes cast. Therefore, abstentions and broker non-votes will not have an effect on the election of Directors. Abstentions and broker non-votes will have the same effect as a vote against the approval of the New Investment Advisory Agreement.

Stockholder Proposals

     Proposals of stockholders intended to be presented at the Fund's 2002 Annual Meeting of Stockholders must be received by the Fund by April 15, 2002 for inclusion in the Fund's Proxy Statement and form of Proxy for that meeting. The Fund's By-laws generally require advance notice be given to the Fund in the event a stockholder desires to nominate a person for election to the Board of Directors or to transact any other business from the floor at an annual meeting of stockholders. Notice of any such nomination or other business must be in writing and received at the Fund's principal executive office not less than 15 calendar days before the annual meeting. Written proposals should be sent to the Secretary of the Fund, 1414 Avenue of the Americas, New York, New York 10019.

     PLEASE FILL IN, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE.

                                       By order of the Board of Directors,

                                       Andrew S. Novak
                                       Secretary of Royce Focus Trust, Inc.

                       This page intentionally left blank

                                                                       EXHIBIT A

                       INFORMATION RELATING TO LEGG MASON

     Set forth below is the name, title and principal occupation of each principal executive officer and each director of Legg Mason:

                                                 Present Principal
Name*                      Title                     Occupation
-----                      ------                    ----------
Harold L. Adams         Director             Chairman, RTKL Associates, Inc.

Peter L. Bain           Executive Vice       Executive Vice President, Legg
                        President            Mason, Inc.

F. Barry Bilson         Senior Vice          Senior Vice President, Legg
                        President            Mason, Inc.

James W. Brinkley       Senior Executive     Senior Executive Vice President,
                        Vice President and   Legg Mason, Inc. and President,
                        Director             Legg Mason Wood Walker,
                                             Incorporated

Edmund J. Cashman, Jr.  Senior Executive     Senior Executive Vice President,
                        Vice President and   Legg Mason, Inc. and Legg Mason
                        Director             Wood Walker, Incorporated

Charles J. Daley, Jr.   Vice President and   Vice President and Controller,
                        Controller           Legg Mason, Inc. and Legg Mason
                                             Wood Walker, Incorporated

Mark R. Fetting         Executive Vice       Executive Vice President, Legg
                        President            Mason, Inc.

Harry M. Ford, Jr.      Director             Financial Advisor and Senior Vice
                                             President, Legg Mason Wood
                                             Walker, Incorporated

Richard J. Himelfarb    Senior Executive     Senior Executive Vice President,
                        Vice President and   Legg Mason, Inc. and Legg Mason
                        Director             Wood Walker, Incorporated

John E. Koerner III     Director             President, Koerner Capital Corp.

Raymond A. Mason        Chairman, President, Chairman, President and Chief
                        Chief Executive      Executive Officer, Legg Mason, Inc.
                        Officer and Director

Thomas P. Mulroy        Senior Vice          Senior Vice President, Legg
                        President            Mason, Inc. and Executive Vice
                                             President, Legg Mason Wood
                                             Walker, Incorporated


                                           (footnote appears on following page)

                                                  Present Principal
Name*                       Title                     Occupation
-----                       ------                    ----------
Edward I. O'Brien       Director             Private Investor; Retired
                                             President, Securities Industry
                                             Association

Peter F. O'Malley       Director             Of Counsel, O'Malley, Miles,
                                             Nylen & Gilmore, P.A.

Robert F. Price         Senior Vice          Senior Vice President, Secretary
                        President, Secretary and General Counsel, Legg Mason, and General Counsel Inc. and Legg Mason Wood Walker,
                                             Incorporated

Robert G. Sabelhaus     Executive Vice       Senior Vice President, Legg
                        President            Mason, Inc. and Executive Vice
                                             President, Legg Mason Wood
                                             Walker, Incorporated

Timothy C. Scheve       Senior Executive     Senior Executive Vice President,
                        Vice President       Legg Mason, Inc. and Legg Mason
                                             Wood Walker, Incorporated

Roger W. Schipke        Director             Private Investor

Thomas L. Souders       Senior Vice          Senior Vice President and
                        President            Treasurer, Legg Mason, Inc. and
                        and Treasurer        Senior Vice President, Treasurer
                                             and Chief Financial Officer, Legg
                                             Mason Wood Walker, Incorporated

Elisabeth N. Spector    Senior Vice          Senior Vice President, Legg
                        President            Mason, Inc.

Joseph A. Sullivan      Senior Vice          Senior Vice President, Legg
                        President            Mason, Inc. and Legg Mason Wood
                                             Walker, Incorporated

Nicholas J. St. George  Director             Private Investor

Edward A. Taber III     Senior Executive     Senior Executive Vice President,
                        Vice President       Legg Mason, Inc.

James E. Ukrop          Director             President, Ukrop Supermarkets, Inc.

----------------
* The address of each principal executive officer and each director is 100 Light Street, Baltimore, Maryland 21202.

                                                                       EXHIBIT B


                    FORM OF NEW INVESTMENT ADVISORY AGREEMENT
                                     BETWEEN
                             ROYCE FOCUS TRUST, INC.
                                       AND
                            ROYCE & ASSOCIATES, INC.

     Agreement made this ____ day of ____ 2001, by and between ROYCE FOCUS TRUST, INC., a Maryland corporation (the "Fund"), and ROYCE & ASSOCIATES, INC., a New York corporation (the "Adviser").

     The Fund and the Adviser hereby agree as follows:

     1. Duties of the Adviser. The Adviser shall, during the term and subject to the provisions of this Agreement, (a) determine the composition of the portfolio of the Fund, the nature and timing of the changes therein and the manner of implementing such changes, and (b) provide the Fund with such investment advisory, research and related services as the Fund may, from time to time, reasonably require for the investment of its assets. The Adviser shall perform such duties in accordance with the applicable provisions of the Fund's Articles of Incorporation, By-laws and stated investment objective, policies and restrictions and any directions it may receive from the Fund's Board of Directors.

     2. Expenses Payable by the Fund. Except as otherwise provided in Paragraphs 1 and 3 hereof, the Fund shall be responsible for determining the net asset value of its shares and for all of its other operations and shall pay all administrative and other costs and expenses attributable to its operations and transactions, including, without limitation, registrar, transfer agent and custodian fees; legal, administrative and clerical services; rent for its office space and facilities; auditing; preparation, printing and distribution of its proxy statements, stockholders' reports and notices; supplies and postage; Federal and state registration fees; NASD and securities exchange listing fees and expenses; Federal, state, local and foreign taxes; non-affiliated directors' fees; interest on its borrowings; brokerage commissions; and the cost of issue, sale and repurchase of its shares.

     3. Expenses Payable by the Adviser. The Adviser shall pay all expenses which it may incur in performing its duties under Paragraph 1 hereof and shall reimburse the Fund for any space leased by the Fund and occupied by the Adviser.

     4. Compensation of the Adviser.

         (a) The Fund agrees to pay to the Adviser, and the Adviser agrees to accept, as compensation for the services provided by the Adviser hereunder, a monthly fee equal to 1/12 of 1% (1% on an annualized basis) of the average net assets of the Fund for each month during the term of this Agreement. (The net assets of the Fund shall be computed by subtracting the amount of any indebtedness and other liabilities of the Fund from the value of the total assets of the Fund, and the liquidation preference of and any redemption premium for any preferred stock of the Fund that may be issued and outstanding shall not be treated as an indebtedness or other liability of the Fund for this purpose.) The Fund shall pay such fee to the Adviser at or promptly following the end of each such month.

         (b) In the event of any termination of this Agreement, the fee provided for in this Paragraph 4 shall be calculated on the basis of a period ending on the last day on which this Agreement is in effect, subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

     5. Excess Brokerage Commissions. The Adviser is hereby authorized, to the fullest extent now or hereafter permitted by law, to cause the Fund to pay a member of a national securities exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of such exchange, broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and/or research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or its overall responsibilities with respect to the Fund and its other accounts.

     6. Limitations on the Employment of the Adviser. The services of the Adviser to the Fund shall not be deemed exclusive, and the Adviser may engage in any other business or render similar or different services to others so long as its services to the Fund hereunder are not impaired thereby, and nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Adviser to engage in any other business or to devote his time and attention in part to any other business, whether of a similar or dissimilar nature. So long as this Agreement or any extension, renewal or amendment remains in effect, the Adviser shall be the only investment adviser for the Fund, subject to the Adviser's right to enter into sub-advisory agreements. The Adviser assumes no responsibility under this

Agreement other than to render the services called for hereunder, and shall not be responsible for any action of or directed by the Board of Directors of the Fund, or any committee thereof, unless such action has been caused by the Adviser's gross negligence, willful misfeasance, bad faith or reckless disregard of its obligations and duties under this Agreement.

     7. Responsibility of Dual Directors, Officers and/or Employees. If any person who is a director, officer or employee of the Adviser is or becomes a director, officer and/or employee of the Fund and acts as such in any business of the Fund pursuant to this Agreement, then such director, officer and/or employee of the Adviser shall be deemed to be acting in such capacity solely for the Fund, and not as a director, officer or employee of the Adviser or under the control or direction of the Adviser, although paid by the Adviser.

     8. Protection of the Adviser. The Adviser shall not be liable to the Fund for any action taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Fund, and the Fund shall indemnify the Adviser and hold it harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) incurred by the Adviser in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Fund or its security holders) arising out of or otherwise based upon any action actually or allegedly taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Fund. Notwithstanding the preceding sentence of this Paragraph 8 to the contrary, nothing contained herein shall protect or be deemed to protect the Adviser against or entitle or be deemed to entitle the Adviser to indemnification in respect of, any liability to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its duties and obligations under this Agreement.

     Determinations of whether and the extent to which the Adviser is entitled to indemnification hereunder shall be made by reasonable and fair means, including (a) a final decision on the merits by a court or other body before whom the action, suit or other proceeding was brought that the Adviser was not liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties, or (b) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Adviser was not liable by reason of such misconduct by (i) the vote of a majority of a quorum of the directors of the Fund who are neither "interested persons" of the Fund (as defined in Section 2(a)(19) of the Investment Company Act of

1940) nor parties to the action, suit or other proceeding or (ii) an independent legal counsel in a written opinion.

     9. Effectiveness, Duration and Termination of Agreement. The prior Investment Advisory Agreement between the Fund and the Adviser, dated October 31, 1996 (other than the provisions of Paragraph 8 thereof, which shall remain in full force and effect) shall terminate upon the effectiveness of this Agreement. This Agreement shall become effective as of the date above written. This Agreement shall remain in effect until June 30, 2003, and thereafter shall continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (a) the vote of the Fund's directors, including a majority of such directors who are not parties to this Agreement or "interested persons" (as such term is defined in Section 2(a)(19) of the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of voting on such approval, or (b) the vote of a majority of the outstanding voting securities of the Fund and the vote of the Fund's directors, including a majority of such directors who are not parties to this Agreement or "interested persons" (as so defined) of any such party. This Agreement may be terminated at any time, without the payment of any penalty, on 60 days' written notice by the vote of a majority of the outstanding voting securities of the Fund, or by the vote of a majority of the Fund's directors or by the Adviser, and will automatically terminate in the event of its "assignment" (as such term is defined for purposes of Section 15(a)(4) of the Investment Company Act of 1940); provided, however, that the provisions of Paragraph 8 of this Agreement shall remain in full force and effect, and the Adviser shall remain entitled to the benefits thereof, notwithstanding any such termination.

     The Fund may, so long as this Agreement remains in effect, use "Royce" as part of its name. The Adviser may, upon termination of this Agreement, require the Fund to refrain from using the name "Royce" in any form or combination in its name or in its business, and the Fund shall, as soon as practicable following its receipt of any such request from the Adviser, so refrain from using such name.

     Any notice under this Agreement shall be given in writing, addressed and delivered or mailed, postage prepaid, to the other party at its principal office.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date above written.

                                     ROYCE FOCUS TRUST, INC.

                                     By:______________________________
                                     Name:
                                     Title:

                                     ROYCE & ASSOCIATES, INC.

                                     By:______________________________
                                     Name:
                                     Title:

                       This page intentionally left blank

                                                                       EXHIBIT C

                 INFORMATION RELATING TO OTHER R&A-ADVISED FUNDS

     Set forth below is information relating to the other registered investment companies for which R&A acts as investment adviser or sub-investment adviser.


                                                                       Advisory or
                                                    Approximate      Sub-Advisory Fees
                               Annual Investment   Net Assets at       Waived by R&A
Investment         Advisory      Advisory or       June 30, 2001     for the Year Ended
Company          Relationship  Sub-Advisory Fees     (millions)      December 31, 2000
-------          ------------  -----------------   -------------     ------------------
The Royce Fund    Investment
                    Adviser
  Pennsylvania                 1.00% per annum          $568.0                --
  Mutual Fund                  of first $50
                               million,
                               .875% per annum
                               of next $50
                               million, and
                               .75% per annum
                               of any
                               additional
                               average net
                               assets

  Royce                        1.50% per annum           609.1          $200,095
  Low-Priced                   of average net
  Stock Fund                   assets

  Royce Micro-Cap              1.50% per annum           189.2           421,471
  Fund                         of average net
                               assets

  Royce                        1.00% per annum           558.4                --
  Opportunity Fund             of average net
                               assets

  Royce Premier                1.00% per annum           774.5                --
  Fund                         of average net
                               assets

  Royce Select                 12.5% of pre-fee           16.5                --
  Fund                         total return

  Royce Special                1.00% per annum             8.1            21,443
  Equity Fund                  of average net
                               assets

  Royce Total                  1.00% per annum           404.8            60,317
  Return Fund                  of average net
                               assets

  Royce Trust &                1.00% per annum            31.4             9,346
  GiftShares Fund              of average net
                               assets

  Royce Value Fund             1.00% per annum             0.5                --
                               of average net
                               assets

  Royce Value                  1.00% per annum             0.5                --
  Plus Fund                    of average net
                               assets

                                                                       Advisory or
                                                    Approximate      Sub-Advisory Fees
                               Annual Investment   Net Assets at       Waived by R&A
Investment         Advisory      Advisory or       June 30, 2001     for the Year Ended
Company          Relationship  Sub-Advisory Fees     (millions)      December 31, 2000
-------          ------------  -----------------   -------------     ------------------
Royce Capital Fund Investment
  Royce Small-Cap    Adviser
  Portfolio                    1.00% per annum             5.0             7,765
                               of average net
  Royce Micro-Cap              assets
  Portfolio                                               70.6            45,601
                               1.25% per annum
                               of average net
                               assets

Royce Value       Investment   Ranges from               864.5           505,624
Trust, Inc.         Adviser    0.50% to 1.50%
                               per annum of
                               average net
                               assets,
                               depending on
                               performance
                               compared to
                               Standard &
                               Poor's SmallCap
                               600 Index

Royce Micro-Cap   Investment   Ranges from               238.9                --
Trust, Inc.         Adviser    0.50% to 1.50%
                               per annum of
                               average net
                               assets,
                               depending on
                               performance
                               compared to
                               Russell 2000
                               Index

AXP(R) Partners   Sub-Adviser  0.80% per annum             5.7                --
Small Cap Value                of first $50
Fund(1)                        million of
                               average net assets;
                               0.75% per annum of
                               next $50 million of
                               average net assets;
                               0.70% per annum of
                               next $50 million of
                               average net assets;
                               0.65% per annum of
                               next $50 million of
                               average net assets;
                               0.50% per annum of
                               average net assets
                               in excess of $200
                               million

                                            (footnote appears on following page)


                                                                       Advisory or
                                                    Approximate      Sub-Advisory Fees
                               Annual Investment   Net Assets at       Waived by R&A
Investment         Advisory      Advisory or       June 30, 2001     for the Year Ended
Company          Relationship  Sub-Advisory Fees     (millions)      December 31, 2000
-------          ------------  -----------------   -------------     ------------------
Penn Series      Sub-Adviser   0.70% per annum          82.1                  --
Small Cap Value                of first $25
Fund                           million of
                               average net assets;
                               0.65% per annum of
                               next $75 million of
                               average net assets;
                               0.60% per annum of
                               average net assets
                               in excess of $100
                               million

----------------
1 R&A is one of two sub-advisers of the Fund. The sub-advisory fee paid to R&A applies to the portion of the Fund's assets sub-advised by R&A. The Fund's approximate net assets at June 30, 2001 represents Fund assets sub-advised by R&A.

                       This page intentionally left blank

                                                                       EXHIBIT D


                             ROYCE FOCUS TRUST, INC.
                             AUDIT COMMITTEE CHARTER

I.   Composition of the Audit Committee
     ----------------------------------

     The Audit Committee shall be composed of at least three Directors:

     (a) each of whom shall not be an "interested person" of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended;

     (b) each of whom shall not have any relationship to the Fund that may interfere with the exercise of their independence from Fund management and the Fund;

     (c) each of whom shall otherwise satisfy the applicable independence requirements for any stock exchange on which Fund shares are listed;

     (d) each of whom shall be financially literate, as such qualification is interpreted by the Board of Directors in its business judgment, or shall become financially literate within a reasonable period of time after his or her appointment to the Audit Committee; and

     (e) at least one of whom shall have accounting or related financial management expertise as the Board of Directors interprets such qualification in its business judgment.

II.  Purposes of the Audit Committee
     -------------------------------

     The purposes of the Audit Committee are to assist the Board of Directors:

     (a) in its oversight of the Fund's accounting and financial reporting policies and practices, its internal audit controls and procedures and, as appropriate, the internal audit controls and procedures of certain of its service providers;

     (b) in its oversight of the Fund's financial statements and the independent audit thereof; and

     (c) in acting as a liaison between the Fund's independent accountants and the Board of Directors.

     The function of the Audit Committee is oversight. Fund management is responsible for maintaining appropriate systems for accounting. The independent accountants of the Fund are responsible for conducting a proper audit of the Fund's financial statements.

III. Responsibilities and Duties of the Audit Committee
     --------------------------------------------------

     The policies and procedures of the Audit Committee shall remain flexible to facilitate its ability to react to changing conditions and to generally discharge its functions. The following listed responsibilities describe areas of attention in broad terms.

     To carry out its purposes, the Audit Committee shall have the following responsibilities and duties:

     (a) to recommend the selection, retention or termination of the Fund's independent accountants based on an evaluation of their independence and the nature and performance of audit services and other services;

     (b) to receive specific representations from the independent accountants with respect to their independence;

     (c) to review the fees charged by independent accountants for audit and other services;

     (d) to review with the independent accountants arrangements for and the scope of annual audits and special audits;

     (e) to discuss with the independent accountants any matters of concern relating to the Fund's financial statements, including, without limitation, any adjustment to such financial statements recommended by such independent accountants, or any other results of any audit;

     (f) to consider with the independent accountants their comments with respect to the Fund's accounting and financial reporting policies, practices and internal controls and management's responses thereto, including, without limitation, the effect on the Fund of any recommendation of changes in accounting principles or practices by management or the independent accountants;

     (g) to review with the independent accountants the form of opinion proposed to be rendered to the Board of Directors and the stockholders;

     (h) to investigate any improprieties or suspected improprieties in Fund financial and accounting operations;

     (i) to report to the Board of Directors regularly with respect to the Audit Committee's activities and to make any necessary or appropriate recommendations with respect to the Fund's accounting and financial reporting policies, practices and the Fund's internal controls;

     (j) to review and reassess the adequacy of this Charter on an annual basis and recommend any changes to the Board of Directors;

     (k) to review with counsel and the independent accountants for the Fund legal and regulatory matters that may have a material impact on the Fund's financial statements;

     (l) to prepare any report, including any recommendation of the Audit Committee, required to be included in the Fund's annual proxy statement by the rules of the Securities and Exchange Commission;

     (m) to assist the Fund, if necessary, in preparing any written affirmation or written certification required to be filed with any stock exchange on which Fund shares are listed; and

     (n) to perform such other functions consistent with this Charter, the Fund's By-laws and governing law, as the Audit Committee or the Board of Directors deems necessary or appropriate.

     In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Fund and are not, and do not represent themselves to be, accountants or auditors by profession or experts in the field of accounting or auditing. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures, and each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Fund from which the Audit Committee receives information and (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons or organizations absent actual knowledge to the contrary (which actual knowledge shall be promptly reported to the Board of Directors).

     The independent accountants for the Fund are ultimately accountable to the Board of Directors and the Audit Committee. The Board of Directors and the Audit Committee have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent accountants for the Fund (or to nominate the independent accountants to be proposed for shareholder approval in the proxy statement).

     The Audit Committee is responsible for ensuring that the independent accountants for the Fund submit on a periodic basis to the Audit Committee a formal written statement delineating all relationships between such independent accountants and the Fund, consistent with Independence Standards Board Standard 1. The Audit Committee is responsible for actively engaging in a dialogue with the independent accountants for the Fund with respect to any disclosed relationships or services that may impact the objectivity and independence of such independent accountants and for recommending that the Board of Directors take appropriate action in response to the report of such independent accountants to satisfy itself of the independence of such independent accountants.

IV.  Meetings
     --------

     The Audit Committee shall meet at least once annually with the independent accountants (outside the presence of Fund management) and at least once annually with the representatives of Fund management responsible for the financial and accounting operations of the Fund. The Audit Committee shall hold special meetings when and if circumstances require. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in such meeting can hear each other.

V.   Outside Resources and Assistance from Fund Management
     -----------------------------------------------------

     The appropriate officers of the Fund shall provide or arrange to provide such information, data and services as the Audit Committee may request. The Audit Committee shall have the authority to discharge its responsibility, including the authority to retain at the expense of the Fund their own counsel and other experts and consultants whose expertise would be considered helpful to the Audit Committee.

     Dated: April 11, 2000

                       This page intentionally left blank

                       This page intentionally left blank

PROXY                        ROYCE FOCUS TRUST, INC.                       PROXY
                                  Common Stock
                           1414 Avenue of the Americas
                               New York, NY 10019

           This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Jack E. Fockler, Jr. and Andrew S. Novak, or either of them, acting in absence of the other, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse, all shares of Common Stock of the Fund held of record by the undersigned on August 3, 2001 at the Annual Meeting of Stockholders of Royce Focus Trust, Inc. to be held on September 14, 2001, and at any adjournment thereof.

This Proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR Proposals 1 and 2.

            PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY
                            IN THE ENCLOSED ENVELOPE.

     Please sign this proxy exactly as your name(s) appear(s) on reverse. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.





HAS YOUR ADDRESS CHANGED?                            DO YOU HAVE ANY COMMENTS?

-------------------------------                      ---------------------------

-------------------------------                      ---------------------------

-------------------------------                      ---------------------------

X    PLEASE MARK VOTES
     AS IN THIS EXAMPLE

-------------------------

ROYCE FOCUS TRUST, INC.

-------------------------


1.     PROPOSAL TO APPROVE THE PROPOSED                       For                       Against                    Abstain
       INVESTMENT ADVISORY AGREEMENT FOR THE FUND.            | |                         | |                         | |

2.     PROPOSAL TO ELECT THE DIRECTOR NOMINEES OF      For ALL NOMINEES                 Withhold       For All Except
       THE FUND.                                              | |                         | |                | |

                                                       Charles M. Royce, Donald R. Dwight, Mark R. Fetting, Richard M. Galkin,
                                                       Stephen L. Isaacs, G. Peter O'Brien

                                                       Instruction: if you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).

3.     THE PROXIES ARE AUTHORIZED TO VOTE UPON
       SUCH OTHER BUSINESS AS MAY PROPERLY COME
       BEFORE THE MEETING.

Please be sure to sign and date this Proxy.  Date:           Mark box at right if an address change             | |
                                                             or comment has been noted on the reverse
                                                             side of this card.

Shareholder sign here               Co-owner sign here       RECORD DATE SHARES:


                                                             CONTROL NUMBER:


     Vote by Telephone (it's fast, convenient and immediate! Call Toll-Free on a Touch-Tone Phone)
     1) Read the accompanying Proxy Statement and Proxy Card.
     2) Call the toll-free number 1-877-PRX-VOTE (1-877-779-8683). There is no charge for this call.
     3) Enter your control number located on your Proxy Card. Follow the recorded instructions.

     Your vote is important! Call 1-877-PRX-VOTE anytime!

     Vote by Internet (it's fast, convenient, and your vote is immediately confirmed and posted.)
     1) Read the accompanying Proxy Statement and Proxy Card.
     2) Go to Website at http://www.eproxyvote.com/fund
     3) Enter your control number located on your Proxy Card. Follow the instructions provided.

     Your vote is important! Go to http://www.eproxyvote.com/fund anytime!

     Do not return your Proxy Card if you are voting by Telephone or Internet

PROXY                        ROYCE FOCUS TRUST, INC.                       PROXY
                        7.45% Cumulative Preferred Stock
                           1414 Avenue of the Americas
                               New York, NY 10019

           This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Jack E. Fockler, Jr. and Andrew S. Novak, or either of them, acting in absence of the other, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse, all shares of the 7.45% Cumulative Preferred Stock of the Fund held of record by the undersigned on August 3, 2001 at the Annual Meeting of Stockholders of Royce Focus Trust, Inc. to be held on September 14, 2001, and at any adjournment thereof.

This Proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR Proposals 1 and 2.

            PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY
                            IN THE ENCLOSED ENVELOPE.

     Please sign this proxy exactly as your name(s) appear(s) on reverse. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.




HAS YOUR ADDRESS CHANGED?                            DO YOU HAVE ANY COMMENTS?

-------------------------------                      ---------------------------

-------------------------------                      ---------------------------

-------------------------------                      ---------------------------

X    PLEASE MARK VOTES
     AS IN THIS EXAMPLE

------------------------

ROYCE FOCUS TRUST, INC.

------------------------

1.     PROPOSAL TO APPROVE THE PROPOSED                         For                       Against                     Abstain
       INVESTMENT ADVISORY AGREEMENT FOR THE FUND.              | |                         | |                         | |

2.     PROPOSAL TO ELECT THE DIRECTOR NOMINEES OF         For ALL NOMINEES               Withhold                 For All Except
       THE FUND.                                                | |                         | |                         | |

                                                    Charles M. Royce, Donald R. Dwight, Mark R. Fetting, Richard M. Galkin,
                                                    Stephen L. Isaacs, William L. Koke, David L. Meister, G. Peter O'Brien

                                                    Instruction: if you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).

3.     THE PROXIES ARE AUTHORIZED TO VOTE UPON
       SUCH OTHER BUSINESS AS MAY PROPERLY COME
       BEFORE THE MEETING.

Please be sure to sign and date this Proxy.  Date:           Mark box at right if an address change                     | |
                                                             or comment has been noted on the reverse
                                                             side of this card.

Shareholder sign here               Co-owner sign here       RECORD DATE SHARES:


                                                             CONTROL NUMBER:


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